GAMNA SERIES FUNDS, INC.

                   Supplement dated September 1, 1999 to the
                        Prospectus dated July 23, 1999
The table on page 3 under the heading "Annual Fund Operating Expenses (expenses that are deducted from Fund assets)" should be deleted and the following table substituted in its place:

                          Distri-
                           bution                 Total
                            and                  Annual
                          Service                 Fund
Class of     Management    (12B-1)    Other     Operating    Fee       Net
Shares          Fee         Fees     Expenses   Expenses   Waiver   Expenses
--------     ----------   --------   --------   --------   ------   --------
Class A .      0.55%       0.25%      0.50%       1.30%     0.13%     1.17%
Class B .      0.55%       1.00%      0.53%       2.08%     0.18%     1.90%
Class C .      0.55%       1.00%      0.53%       2.08%     0.18%     1.90%



The table on page 4 under the heading "IF YOU SELL YOUR SHARES:" should be deleted and the following table substituted in its place:

                                                 1 Year     3 Years
                                                 ------     -------
Class A Shares* . . . . . . . . . . . . . . .     $695       $949
Class B Shares**  . . . . . . . . . . . . . .     $708       $926
Class C Shares**  . . . . . . . . . . . . . .     $296       $597

*   Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold.



The second sentence of the paragraph on page 8 titled "Rule 12b-1 Fees" should be changed to read as follows:

             The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares.